January 18, 2024

BNY MELLON STRATEGIC FUNDS, INC.

-BNY Mellon Select Managers Small Cap Growth Fund

Supplement to Current Summary Prospectus and Prospectus

The following information supersedes and replaces the information in the fifth paragraph in the sections "Portfolio Management – Sub-advisers and Primary Portfolio Managers" in the summary prospectus and "Fund Summary – Portfolio Management – Sub-advisers and Primary Portfolio Managers" in the prospectus:

Redwood Investments, LLC (Redwood). Jennifer K. Silver, CFA, Michael J. Mufson, CFA, Alexander Makkas and Ezra S. Samet, CFA are the primary portfolio managers responsible for the day-to-day management of the portion of the fund's portfolio managed by Redwood, positions they have held since May 2017 with respect to Ms. Silver and Messrs. Mufson and Samet and since August 2018 with respect to Mr. Makkas.

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The following information supersedes and replaces the fifth paragraph in the section "Fund Details – Management – Sub-advisers " in the prospectus:

Redwood, One Gateway Center, Suite 802, Newton, Massachusetts 02458, is a registered investment adviser formed in 2004. Jennifer K. Silver, CFA, Michael J. Mufson, CFA, Alexander Makkas and Ezra S. Samet, CFA are the portfolio managers jointly and primarily responsible for the day-to-day management of the portion of the fund's portfolio that is managed by Redwood. Ms. Silver and Mr. Mufson are managing partners and portfolio managers with Redwood, which they co-founded. Messrs. Samet and Makkas are portfolio managers and analysts with Redwood, which they joined in 2006 and 2018, respectively. As of December 31, 2023, Redwood had approximately $1.7 billion in assets under management.

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